UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2011

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Common Unitholders of MarkWest Energy Partners, L.P. (the “Partnership”) was held on June 1, 2011.  At the close of business on April 6, 2011, the record date for the determination of unitholders entitled to vote at the 2011 Annual Meeting of Common Unitholders, there were 75,160,105 common units of the Partnership issued, outstanding and entitled to vote at the meeting. At the Annual Meeting of Common Unitholders, there were not less than 66,194,395 common units, or approximately 88% of the outstanding common units, represented by proxy or in attendance at the meeting, thereby establishing the presence of a quorum. The Partnership’s common unitholders were presented with and asked to vote on four proposals. The following are the results of the voting.

Proposal No. 1:

Each of the nine nominees for Director of MarkWest Energy GP, L.L.C., the general partner of the Partnership, was elected to serve a one-year term until the 2012 Annual Meeting of Common Unitholders.  Votes regarding the persons elected as Directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Frank M. Semple	38,953,423	237,639	27,003,333
Donald D. Wolf	38,949,947	241,115	27,003,333
Keith E. Bailey	38,938,683	252,379	27,003,333
Michael L. Beatty	32,546,389	6,644,673	27,003,333
Charles K. Dempster	38,949,318	241,744	27,003,333
Donald C. Heppermann	38,953,574	237,488	27,003,333
William A. Kellstrom	38,945,995	245,067	27,003,333
Anne E. Fox Mounsey	38,930,857	260,205	27,003,333
William P. Nicoletti	38,954,277	236,785	27,003,333

Proposal No. 2:

The unitholders approved, on an advisory basis, the compensation of our Named Executive Officers.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,270,362	1,694,587	226,113	27,003,333

Proposal No. 3:

The unitholders recommended, on an advisory basis, that an advisory vote on the compensation of our Named Executive Officers occur once every three years.  The voting results were as follows:

One Year	Two Years	Three Years	Abstentions
12,741,342	807,073	25,450,394	192,253

Consistent with the recommendation of the unitholders, the Board of Directors of the general partner of the Partnership has determined that the Partnership will conduct an advisory vote on the compensation of our Named Executive Officers once every three years until the next required vote on the frequency of the unitholder vote on executive compensation.

Proposal No. 4:

The appointment of Deloitte & Touche LLP as the Partnership’s independent accountants for the fiscal year ending December 31, 2011 was ratified.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,838,297	209,303	146,795	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: June 3, 2011	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer